Tax matters	12 Months Ended
Dec. 31, 2023
Major components of tax expense (income) [abstract]
Tax matters	Tax matters
a) Consolidated Tax Group
Pursuant to current legislation, the Consolidated Tax Group includes Banco Santander, S.A. (as the parent) and the Spanish subsidiaries that meet the requirements provided for in Spanish legislation regulating the taxation of the consolidated profits of corporate groups (as the controlled entities).
The other Group companies file income tax returns in accordance with the tax regulations applicable to them.
b) Years open for review by the tax authorities
In January 2024 Spanish tax authorities formalized acts with agreement, conformity and non-conformity relating to the corporate income tax financial years 2017 to 2019.

The adjustments signed in conformity and with agreement had not impact on results and, in relation to the concepts signed in disconformity both for these years and for previous years (corporate income tax 2003 to 2015), Banco Santander, S.A., as the Parent of the Consolidated Tax Group, considers, in accordance with the advice of its external lawyers, that the adjustments made should not have a significant impact on the consolidated financial statements, as there are sound arguments as proof in the appeals filed against them pending at the National Appellate Court (tax years 2003 to 2011) and at the Central Economic Administrative Court (tax years 2012-2015), as well as in the acts that are still pending review by Spanish tax authorities. Consequently, no provision has been recorded for this concept. It should also be noted that, in those cases where it has been considered appropriate, the mechanisms available to avoid international double taxation have been used.
At the date of approval of these consolidated annual accounts subsequent years up to and including 2023, are subject to review.

The other entities have the corresponding years open for review, pursuant to their respective tax regulations.

Because of the possible different interpretations which can be made of the tax regulations, the outcome of the tax audits of the rest of years subject to review might give rise to contingent tax liabilities which cannot be objectively quantified. However, the Group’s tax advisers consider that it is unlikely that such tax liabilities will materialize, and that in any event the tax charge arising therefrom would not materially affect the Group’s consolidated financial statements.

c) Reconciliation
The reconciliation of the income tax expense calculated at the tax rate applicable in Spain (30%) to the income tax expense recognised and the detail of the effective tax rate are as follows:

EUR million
	2023	2022	2021
Consolidated profit (loss) before tax:
From continuing operations	16,459	15,250	14,547
From discontinued operations	—	—	—
	16,459	15,250	14,547
Income tax at tax rate applicable in Spain (30%)	4,938	4,575	4,364
By the effect of application of the various tax rates applicable in each countryA	(100)	61	210
Of which:
Brazil	198	472	634
United Kingdom	(51)	(161)	(158)
United States	(28)	(99)	(179)
Chile	(28)	(30)	(34)
Poland	(164)	(101)	—
Effect of profit or loss of associates and joint ventures	(184)	(210)	(130)
USA electric vehicle leasing incentives	(259)	—	—
Effect of reassessment of deferred taxes	—	—	9
Permanent differences and other	(119)	60	441
Current income tax	4,276	4,486	4,894
Effective tax rate	25.98%	29.42%	33.64%
Of which:
Continuing operations	4,276	4,486	4,894
Of which:
Current taxes	5,568	4,272	3,799
Deferred taxes	(1,292)	214	1,095
Income tax (receipts)/payments	5,214	5,498	4,012
A.Calculated by applying the difference between the tax rate applicable in Spain and the tax rate applicable in each jurisdiction to the profit or loss contributed to the Group by the entities which operate in each jurisdiction.

d) Tax recognised in equity
In addition to the income tax recognised in the consolidated income statement, the Group recognised the following amounts in consolidated equity in 2023, 2022 and 2021:

EUR million
	2023	2022	2021
Other comprehensive income
Items not reclassified to profit or loss	358	49	(510)
Actuarial gains or (-) losses on defined benefit pension plans	302	96	(530)
Changes in the fair value of equity instruments measured at fair value through other comprehensive income	20	(19)	(13)
Financial liabilities at fair value with changes in results attributable to changes in credit risk	36	(26)	33
Other recognised income and expense of investments in subsidiaries, joint ventures and associates	—	(2)	—
Items that may be reclassified to profit or loss	(919)	1,522	1,136
Cash flow hedges	(732)	912	278
Changes in the fair value of debt instruments through other comprehensive income	(214)	661	857
Other recognised income and expense of investments in subsidiaries, joint ventures and associates	27	(51)	1
Total	(561)	1,571	626
e) Deferred taxes
'Tax assets' in the consolidated balance sheets includes debit balances with the Public Treasury relating to deferred tax assets. 'Tax liabilities' includes the liability for the Group’s various deferred tax liabilities.
In accordance with EU Regulation 575/2013 on prudential requirements for credit institutions and investment firms (CRR), and subsequently amended by EU Regulation 2019/876 of the European Parliament and of the Council, deferred tax assets that do not rely on future profitability arising from temporary differences (referred to hereinafter as 'monetizable deferred tax assets’) meeting certain conditions, should not be deducted from regulatory capital and should not be risk-weighted at 250% according to the thresholds set out in Article 48 of the said Regulation, but shall apply a risk weight of 100% under Article 39.
The detail of deferred tax assets, by classification as monetizable or non-monetizable assets, and of deferred tax liabilities at 31 December 2023, 2022 and 2021 is as follows:

EUR million
	2023		2022		2021
	MonetizableA	Other	MonetizableA	Other	MonetizableA	Other
Tax assets	11,099	9,668	10,660	10,127	10,473	8,967
Tax losses and tax credits	—	2,393	—	1,778	—	1,249
Temporary differences	11,099	7,275	10,660	8,349	10,473	7,718
Of which:
Non-deductible provisions	—	1,965	—	2,182	—	2,256
Valuation of financial instruments	—	1,543	—	1,535	—	600
Loan losses	8,248	1,577	7,696	1,232	6,888	988
Pensions	2,851	665	2,964	560	3,585	669
Valuation of tangible and intangible assets	—	1,060	—	1,270	—	1,509

Tax liabilities	—	6,086	—	6,428	—	6,462
Temporary differences	—	6,086	—	6,428	—	6,462
Of which:
Valuation of financial instruments	—	2,059	—	1,792	—	1,419
Valuation of tangible and intangible assets	—	2,594	—	3,169	—	3,081
Investments in Group companies	—	378	—	359	—	337
A.In 2023, the Spanish Economic Administrative Court ruled that in 2017 the requirements for the conversion of part of the monetizable assets of Popular Group into a credit against the Tax Administration were met, allowing the conversion to 995 million euros. This amount has been paid to Banco Santander, without impact on results. The favorable Economic Administrative Court decision has been declared harmful to the public interests and challenged at the National Appellate Court by the Tax Administration. The estimation of this appeal would imply that Grupo Santander should repay the amount refunded and would, once again, credit these monetizable assets with no impact on results except for late payment interests. However, it is considered that there are strong defense arguments in relation to this appeal.

Grupo Santander only recognises deferred tax assets for temporary differences or tax loss and tax credit carryforwards where it is considered probable that consolidated entities that generated them will have sufficient future taxable profits against which they can be utilised.
The deferred tax assets and liabilities are reassessed at the reporting date in order to ascertain whether any adjustments need to be made on the basis of the findings of the analyses performed.
These analyses take into consideration all evidence, both positive and negative, of the recoverability of such deferred tax assets, among which we can find, (i) the results generated by the different entities in previous years, (ii) the projections of results of each entity or fiscal group, (iii) the estimation of the reversal of the different temporary differences according to their nature and (iv) the period and limits established under the applicable legislation of each country for the recovery of the different deferred tax assets, thus concluding on the ability of each entity or fiscal group to recover the deferred tax assets registered.
The projections of results used in this analysis are based on the financial planning approved by both the local directions of the corresponding units and by the Group's directors. The Group's budget estimation process is common for all units. The Group's management prepares its financial planning based on the following key assumptions:
a)Microeconomic variables of the entities that make up the fiscal group in each location: the existing balance structure, the mix of products offered and the commercial strategy at each moment defined by local directions are taken into account, based on the competition, regulatory and market environment.
b)Macroeconomic variables: estimated growths are based on the evolution of the economic environment considering the expected evolution in the gross domestic product of each location, and the forecasts of interest rates, inflation and exchange rates fluctuations. These data are provided by the Group’s Studies Service, based on external sources of information.
Additionally, the Group performs retrospective contrasts (backtesting) on the variables projected in the past. The differential behaviour of these variables with respect to the real market data is considered in the projections estimated in each fiscal year. Thus, and in relation to Spain, the deviations identified by the Directors in recent past years are due to non-recurring events outside the operation of the business, such as the impacts due to the first application of new regulations, the costs assumed for the acceleration of the restructuring plans and the changing effect of the current macroeconomic environment.

Finally, and given the degree of uncertainty of these assumptions on the referred variables, the Group conducts a sensitivity analysis of the most significant assumptions considered in the deferred tax assets’ recoverability analysis, considering any reasonable change in the key assumptions on which the projections of results of each entity or fiscal group and the estimation of the reversal of the different temporary differences are based.
In relation to Spain, the sensitivity analysis has consisted of making reasonable changes to the key assumptions, mainly by adjusting 50 basis points for growth (gross domestic product) and adjusting 50 basis points for inflation.
Relevant information is set forth below for the main countries which have recognised deferred tax assets:
Spain
The deferred tax assets recognised at the Consolidated Tax Group total EUR 8,125 million, of which EUR 5,670 million were for monetizable temporary differences with the right to conversion into a credit against the tax administration, EUR 1,774 million for other temporary differences and EUR 681 million for tax losses and credits.
Brazil
The deferred tax assets recognised in Brazil total EUR 7,896 million, of which EUR 5,328 million were for monetizable temporary differences, EUR 1,507 million for other temporary differences and EUR 1,061 million for tax losses and credits.
Mexico
The deferred tax assets recognized in Mexico total EUR 1,456 million, which are temporary differences.
United States
The deferred tax assets recognised in the United States total EUR 932 million, of which EUR 423 million were for temporary differences and EUR 509 million for tax losses and credits.
The Group estimates that the recognised deferred tax assets for temporary differences, tax losses and credits in the different jurisdictions could be recovered in a maximum period of 15 years.

The changes in Tax assets - Deferred and Tax liabilities - Deferred in the last three years were as follows:

EUR million
	Balances at 31 December 2022	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balances at 31 December 2023
Deferred tax assets	20,787	629	(130)	(422)	(97)	20,767
Tax losses and tax credits	1,778	392	224	—	(1)	2,393
Temporary differences	19,009	237	(354)	(422)	(96)	18,374
Of which monetizable	10,660	1,232	(787)	—	(6)	11,099
Deferred tax liabilities	(6,428)	663	3	(338)	14	(6,086)
Temporary differences	(6,428)	663	3	(338)	14	(6,086)
	14,359	1,292	(127)	(760)	(83)	14,681

EUR million
	Balance at 31 December 2021	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balance at 31 December 2022
Deferred tax assets	19,440	273	376	697	1	20,787
Tax losses and tax credits	1,250	211	317	—	—	1,778
Temporary differences	18,190	62	59	697	1	19,009
Of which monetizable	10,473	507	(320)	—	—	10,660
Deferred tax liabilities	(6,462)	(487)	(149)	684	(14)	(6,428)
Temporary differences	(6,462)	(487)	(149)	684	(14)	(6,428)
	12,978	(214)	227	1,381	(13)	14,359

EUR million
	Balances at 31 December 2020	(Charge)/Credit to income	Foreign currency balance translation differences and other items	(Charge)/Credit to asset and liability valuation adjustments	Acquisition for the year (net)	Balance at 31 December 2021
Deferred tax assets	19,246	(209)	193	209	1	19,440
Tax losses and tax credits	1,093	129	28	—	—	1,250
Temporary differences	18,153	(338)	165	209	1	18,190
Of which monetizable	10,721	(273)	25	—	—	10,473
Deferred tax liabilities	(5,933)	(886)	(170)	528	(1)	(6,462)
Temporary differences	(5,933)	(886)	(170)	528	(1)	(6,462)
	13,313	(1,095)	23	737	—	12,978
Also, the Group did not recognise deferred tax assets amounting to approximately EUR 11,788 million of which EUR 7,228 million relate to tax losses, EUR 3,648 million to tax credits, and EUR 912 million to other concepts.
f) Global Minimum Tax Pillar Two
In the European Union, in December 2022, was adopted Council Directive 2022/2523 on ensuring an overall minimum level of taxation for multinational enterprise groups and large domestic groups in the EU, that had to be transposed by 31 December 2023, entering into force the new minimum taxation on 1 January 2024. The Directive implements at EU level the Pillar Two rules of the OECD's Inclusive Framework on base erosion and profit shifting. Pillar Two applies to multinational groups with a turnover of more than EUR 750 million and entails a minimum tax of 15% calculated on adjusted accounting profit on a jurisdiction-by-jurisdiction basis. In 2023, the OECD has completed these rules by approving administrative guidance and a report on safe harbours in order to simplify their application.

In Spain, on 19 December 2023 the preliminary draft law transposing the European Directive establishing a minimum overall tax level of 15% for multinational companies and large domestic groups was published. Once approved, the law will enter into force on 1 January 2024. Pillar Two legislation has also been enacted or is in the process of being enacted in the United Kingdom and in most EU Member States.
The Group is in scope of this legislation and has performed an assessment of its potential exposure to Pillar Two income taxes taking into consideration the transitory safe harbours. Once the legislation is approved in Spain, Banco Santander S.A. will be the ultimate parent entity liable to pay the additional tax due for those subsidiaries located in jurisdictions below the minimum effective tax rate of 15%. Group entities will also be subject to tax in those countries where a domestic global minimum tax is approved according to the Pillar Two rules.
The assessment of the potential exposure to Pillar Two income taxes is based on the most recent tax filings, country-by-country reporting and financial statements for the Group entities. Based on this assessment, the Pillar Two effective tax rates in most of the jurisdictions in which the Group operates are above 15%. Consequently, the Group does not estimate a significant impact derived from this new regulation, without prejudice to the relevant administrative burdens that will entail its implementation.

g) Tax reforms
The following significant tax reforms were approved in 2023 and previous years:

In Spain, in 2020 the General State Budget Law for 2021 established, among other tax measures, the non deductibility in Corporation Tax of management fees on participations whose dividends or capital gains are exempt, determining the amount of these expenses as a 5% of the dividends or capital gains. In 2021 the General State Budget Law for 2022 established a minimum effective tax rate of 15% (18% for financial entities) on corporate income tax base. In 2022, Law 38/2022 established a new temporary levy on credit institutions and financial credit institutions for fiscal years 2023 and 2024. The levy is calculated as 4.8% of net interest and fees earned in the business carried out in Spain in the precedent year and the payment obligation arises on the first day of each period. Accordingly, this new levy was recorded in January 2023 for an amount of 224 million euros that has been paid during 2023. In January 2024, an estimated amount of 335 million euros has been registered for this concept. Additionally, this law also established a 50% limitation on the integration of negative individual taxable bases into the consolidated tax group’s tax base. This limitation has been in force only in 2023, with a 10 year deadline for the reversal of this positive adjustment.
In December 2023, Royal Decree-Law 8/2023, was approved, which foresees the revision of the configuration of the temporary levy on credit institutions and financial credit institutions during the financial year 2024 for its inclusion into the tax system and its agreement with the Basque Country and Navarre.
In the United Kingdom, the Budget Act for 2021 increased the main Corporation Tax rate from 19% to 25% with effect from 1 April 2023. In addition, and also with effect from 1 April 2023, the Bank Surcharge tax rate was reduced from 8% to 3%, so the corporate tax rate for banks is set at 28%.

In Brazil, Provisional Measure 1.115/2022 and the subsequent Law 14,446, established a temporary increase from 31 August 2022 to 31 December 2022 in 2022 in the rate of contribution on net income (CSLL) of banks from 20% to 21% and for other financial institutions, from 15% to 16%. In addition, Law 14,467/2022, with effect from 2025, amends the rules on the tax deductibility of credit provisions in financial institutions, bringing those rules closer to the accounting recognition criterion. In the tax on financial operations (IOF) in 2021, the applicable rate was 0,38% for credit transactions, increasing temporally to 2.04% for legal persons and to 4.08% for natural persons. Decree 10.997/2022 established the reduction to 0% of the IOF applicable to foreign financing and lending transactions, and a gradual reduction in the rates applicable to foreign exchange transactions until their reduction to 0% as from 2 January 2029.
In December 2023, Congress approved Constitutional Amendment 132/2023 on indirect taxation reform. This reform replaces the various existing indirect taxes in Brazil, (applicable at the federal, regional and municipal levels), with two taxes administered at federal level (contribution on goods and services and selective tax) and other administered at the regional and municipal levels (tax on goods and services). The reform will be implemented through Complementary Laws to be approved during 2024. The new system will be gradually implemented over a transitional period of 8 years (from 2026 to 2033).
In Argentina, Law n.º 27630 (National Bulletin of 16 June 2021) amended, with retroactive effect to 1 January 2021, the rate applicable to the corporate income tax, establishing a progressive rate scale which for Banco Santander Argentina S.A. represents an increase from 30% to 35%. In addition, the 7% withholding on dividend distribution was maintained (however, the distribution of pre-2018 reserves is not subject to withholding tax). In addition, during the first quarter of the year 2021, there was an increase in the tax on gross income to financial institutions in both, the City of Buenos Aires (from 7% to 8%) and the Province of Buenos Aires (from 7% to 9%) and also reducing certain exemptions. Finally, since 2019, different laws on the adjustment for tax inflation have been approved in order to partially defer the adjustment.
In the United States, during 2022, the Inflation Reduction Act (IRA) was approved, which, among other measures, imposed a minimum taxation on the accounting performance of certain large companies, through the introduction of a new Alternative Minimum Tax (AMT) as of 2023, as well as relevant tax credits related with investments in clean energies.

In Chile, Law n.º 21,210 on modernization of Chilean tax law was enacted in 2020. It includes several modifications to different tax laws in force in Chile. Among the aspects included, it is worth highlighting the substitute tax that on a temporary basis until 30 April 2022 allows taxing at 30% (instead of the generally applicable 35%) with a credit of the first category tax paid, the tax profits generated up to the 31 December 2016, reducing the fiscal cost of its distribution and other measures about asset depreciation and indirect taxes.

h) Other information
In compliance with the disclosure requirement established in the listing rules instrument 2005 published by the UK Financial Conduct Authority, it is hereby stated that shareholders of the Bank resident in the United Kingdom will be entitled to a tax credit for taxes paid abroad in respect of withholdings that the Bank has to pay on the dividends to be paid to such shareholders if the total income of the dividend exceeds the amount of exempt dividends of GBP 1,000 for the year 2023/24 (GBP 2,000 for the year 2022/2023). The shareholders of the Bank resident in the United Kingdom who hold their ownership interest in the Bank through Santander Nominee Service will be informed directly of the amount thus withheld and of any other data they may require to complete their tax returns in the United Kingdom. The other shareholders of the Bank resident in the United Kingdom should contact their bank or securities broker.
On 18 January 2024, the Spanish Constitutional Court annulled the mandatory reversal of impairment losses that were deducted in previous years and the application of additional limits on the offsetting of tax losses and double taxation deductions introduced in the corporate income tax Law by Royal Decree-Law 3/2016. The application of the Court resolution to previous tax years will not have an impact on results, and the impact on the corporate income tax return that will be filled in 2024 is not expected to be relevant.

Banco Santander, S.A., is part of the Large Business Forum and has adhered since 2010 to the Code of Good Tax Practices in Spain. Also Santander UK is a member of the HMRC’s (His Majesty's Revenue and Customs) Code of Practice on Taxation in the United Kingdom and Santander Portugal has adhered to the Code of Good Tax Practices in Portugal, actively participating in the cooperative compliance programs being developed by these Tax Administrations.